Notice to Shareholders--Supplement to Prospectus

The following information supplements the disclosure regarding Shareholder Fees in the section entitled "Fees and Expenses"

Each of the Waddell & Reed Advisors Funds except Waddell & Reed Advisors Cash Management, Inc., and each of the Ivy Family of Funds except Ivy Money Market Fund, will deduct a redemption fee of 2.00% from any redemption or exchange proceeds if you sell or exchange your Class A shares or Class Y shares of that Fund after holding them less than 30 days. This fee is already in effect for our international funds*, and will become effective for our domestic funds on March 1, 2004. These fees are paid directly to the Fund, and are designed to offset the brokerage commissions, market impact and other costs typically associated with fluctuations in Fund asset levels and cash flow caused by short-term shareholder trading.

If you bought your shares on different days, the "first-in, first-out" (FIFO) method is used to determine the holding period. Under this method, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies. The redemption fee does not apply to shares that were acquired through reinvestment of distributions and generally is waived for shares purchased through certain retirement and educational plans and programs, and through certain fee-based asset allocation programs, but is not waived for shares purchased in IRAs, Roth IRAs, SIMPLE Plans or SEP-IRAs. (Before purchasing Class A or Class Y shares, please check with your financial advisor concerning the availability of the fee waiver.) Each of the Funds reserves the right to modify the terms of or terminate the redemption/exchange fee at any time.

Effective January 1, 2004, if you choose to receive your redemption proceeds of Waddell & Reed Advisors Cash Management, Inc. and Ivy Money Market Fund via Federal Funds wire (which requires a minimum redemption of $1,000), a $10 wire fee will be charged to your account.

* Ivy Pacific Opportunities Class B shares and Class C shares are not currently subject to a redemption fee.

The following information supplements the disclosure regarding Sales Charges in the section entitled "Your Account"

Class A shares are subject to an initial sales charge when you buy them (other than Class A shares of Waddell & Reed Advisors Cash Management, Inc. and Ivy Money Market Fund*), based on the amount of your investment. Effective January 1, 2004, investments of $1 million or more in Class A shares are not subject to a sales charge and may be purchased at the applicable fund's net asset value. The reallowance to dealers as a percent of the offering price of Class A shares for purchases of $1 million or more is equal to 0.50%.

Effective January 1, 2004, for purposes of determining the sales charge applicable to your purchase of Class A shares of any of the funds in the Ivy Family of Funds except Ivy Money Market Fund, any of the portfolios in Waddell & Reed InvestEd Portfolios, Inc. and, for clients of Waddell & Reed, Inc., any of the funds in the Waddell & Reed Advisors Funds except Waddell & Reed Advisors Cash Management, Inc., you may aggregate that purchase with the purchase(s) you have made of Class A, Class B or Class C shares of those funds then held or being purchased (Rights of Accumulation).

*Exchanges of shares from Waddell & Reed Advisors Cash Management, Inc. or from Ivy Money Market Fund ("money market fund shares") are subject to any sales charge applicable to the Waddell & Reed Advisors Fund or Ivy Fund being exchanged into, unless the money market fund shares were previously acquired by an exchange from Class A shares of a non-money market fund upon which a sales charge has already been paid.

This Supplement, dated December 31, 2003, is to be attached to the following Prospectuses:

Waddell & Reed Advisors Funds Equity Funds Dated October 31, 2003	Waddell & Reed Advisors Funds Fixed Income and Money Market Funds Dated December 31, 2002	Ivy Funds Dated July 1, 2003	Ivy Funds Dated December 8, 2003